CREATIVE MEDICAL DEVELOPMENT, INC.
                             975 SE Sandy Boulevard
                             Portland, Oregon 97214

                               PROXY STATEMENT AND
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 29, 1998

     To the shareholders of Creative Medical Development, Inc.:

     The Annual Meeting of the shareholders of Creative Medical Development, Inc. (the "Company") will be held at the Company offices at 975 SE Sandy
Boulevard, Portland, Oregon 97214 at 10:00 A.M. on April 29, 1998, or at any adjournment or postponement thereof, for the following purposes:

     1.   To elect three directors of the Company.

     2. To approve the Amended and Restated 1994 Stock Option Plan a copy of which is attached hereto.

     3.   To  approve  the  Company's   Amended  and  Restated   Certificate  of
          Incorporation which increases the authorized number of shares of the Company's Common Stock and Preferred Stock.

     4. To transact such other business as may properly come before the meeting.

     Details relating to the above matters are set forth in the attached Proxy Statement. All shareholders of record of the Company as of the close of business on March 31, 1998 will be entitled to notice of and to vote at such meeting or at any adjournment or postponement thereof.

     ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A REPLY CARD IS ENCLOSED FOR YOUR CONVENIENCE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                            BY ORDER OF THE BOARD OF DIRECTORS

April __, 1998                              Michael L. DeBonny
                                            Chief Executive Officer

                                PROXY STATEMENT

                       CREATIVE MEDICAL DEVELOPMENT, INC.
                             975 SE Sandy Boulevard
                             Portland, Oregon 97214
                            Telephone (503) 230-8034

                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 29, 1998


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Creative Medical Development, Inc. (the "Company"), a Delaware corporation, of $.01 par value Common Stock ("Common Stock") and $.01 par value Series B Preferred Stock ("Preferred Stock") to be voted at the Annual Meeting of Shareholders of the Company ("Annual Meeting") to be held at 10:00 A.M. on April 29, 1998 or at any adjournment or postponement thereof. The Company anticipates that this Proxy Statement and the accompanying form of proxy will be first mailed or given to all shareholders of the Company on or about April 13, 1998. The shares represented by all proxies that are properly executed and submitted will be voted at the meeting in accordance with the instructions indicated thereon. Unless otherwise directed, votes will be cast for the election of the nominees for directors hereinafter named, for approval of the Amended and Restated 1994 Stock Option Plan, and for approval of the Amended and Restated Certificate of Incorporation. The holders of a majority of the shares represented at the Annual Meeting in person or by proxy will be required to approve all proposed matters.

     Any shareholders giving a proxy may revoke it at any time before it is exercised by delivering written notice of such revocation to the Company, by substituting a new proxy executed at a later date, or by requesting, in person, at the Annual Meeting, that the proxy be returned.

     All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the materials enclosed herewith and all costs of soliciting proxies will be paid by the Company. In addition to the solicitation by mail, proxies may be solicited by officers and regular employees of the Company by telephone, telegraph or personal interview. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and the Company may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.

                    VOTING SHARES AND PRINCIPAL SHAREHOLDERS

     The close of business on March 31, 1998 has been fixed by the Board of Directors of the Company as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. On the record date, there were outstanding 5,554,337 shares of Common Stock, and 622,066 shares of Series B Preferred Stock, each share of which entitles the holder thereof to one vote on each matter which may come before the Annual Meeting. Cumulative voting for directors is not permitted.

     A majority of the issued and outstanding shares entitled to vote, represented at the meeting in person or by proxy, constitutes a quorum at any shareholders' meeting.

Security Ownership of Certain Beneficial Owners and Management.

The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock and Series B Preferred Stock as of the March 31, 1998, by (i) each person who is known by the Company to own of record or beneficially more than 5% of the Company's Common Stock, (ii) each of the Company's directors and (iii) all directors and officers of the Company as a group. The stockholders listed in the table have sole voting and investment powers with respect to the shares indicated.

       Name and Address of                 Number of               Percent of
     Beneficial Owner(1)(2)              Shares Owned             Class (1)(2)
     ----------------------              ------------             ------------

     Michael L. DeBonny (3)               1,791,702                   29.0%
     16101 Parelius Circle
     Lake Oswego, OR 97034

     John E. Hart (4)                       133,039                    2.2%
     Box 2495
     Grass Valley, CA 95945

     Edward S. Smith (5)                    630,532                   10.2%
     921 SW Washington St., Ste. 762
     Portland, OR 97205

     Richard A. Kreitzberg (6)              919,910                   14.9%
     3332 El Dorado Loop South
     Salem, OR 97032

     Ronald J. Gangemi (7)                  697,788                   11.3%
     11950 Willow Valley Road
     Nevada City, CA 95959

     Ronald G. Nutting (8)                  384,223                    6.2%
     7400 S.W. Barnes Rd. Apt. 1213
     Portland, OR

     Dean Witter Reynolds, Custodian
     for R. Andrew Davis (9)               384,223                    6.2%
     253 East 31st Street #1D
     New York, NY 10016

     All officers and directors           2,620,245                   42.4%
     as a group (5 persons)

----------

(1) Assumes no exercise or conversion of common stock purchase warrants and underwriter's warrants issued in conjunction with the Company's 1994 public offering, outstanding warrants, options or other commitments of the Company that are convertible into or exercisable for shares of Common Stock, except that Common Stock and Series B Preferred Stock obtainable by persons named in the above table upon exercise of options is deemed outstanding and beneficially owned by such persons in calculating their percentage ownership.

(2) Includes shares of Series B Preferred Stock held by the person listed.

(3) Includes options held by Mr. DeBonny to purchase 942,670 shares of Common Stock and 96,304 shares of Series B Preferred Stock under the Company's Incentive Stock Option Plan.

(4) Includes options held by Mr. Hart to purchase 60,000 shares of Common Stock under the Company's Incentive Stock Option Plan.

(5) Includes options held by Mr. Smith to purchase 92,722 shares of Common Stock and 9,473 shares of Series B Preferred Stock under the Company's Incentive Stock Option Plan.

(6) Includes shares owned by Mr. Kreitzberg's spouse. Also includes options held by Mr. Kreitzberg to purchase 30,907 shares of Common Stock and 3,158 shares of Series B Preferred Stock under the Company's Incentive Stock Option Plan

(7) Includes shares owned by Mr. Gangemi's spouse and children.

(8) Includes options held by Mr. Nutting to purchase 46,361 shares of Common Stock and 4,736 shares of Series B Preferred Stock under the Company's Incentive Stock Option Plan.

(9) Includes options held by Mr. Davis to purchase 15,454 shares of Common Stock and 1,579 shares of Series B Preferred Stock under the Company's Incentive Stock Option Plan.

                              ELECTION OF DIRECTORS

     At the Annual Meeting, the shareholders will elect three directors of the Company. Cumulative voting is not permitted for the election of directors. In the absence of instructions to the contrary, the person named in the accompanying proxy will vote in favor of the election of each of the persons named below as the Company's nominees for directors of the Company. All of the nominees are presently members of the Board of Directors. Each of the nominees has consented to be named herein and to serve if elected. It is not anticipated that any nominee will become unable or unwilling to accept nomination or election, but if such should occur, the person named in the proxy intends to vote for the election in his stead of such person as the Board of Directors of the Company may recommend.

     The following table sets forth certain information regarding each nominee and each executive officer of the Company

      Name               Age                 Office                   Officer or
                                                                       Director
                                                                         Since

Michael L. DeBonny        57        Chief Executive Officer,              May,
                                    President and Treasurer               1997

Edward S. Smith           79        Chairman of the Board of              May,
                                    Directors and Director                1997

John E. Hart              58        Director and Assistant                May,
                                    Secretary                             1997

Robert E. Tuzik           47        Vice President - Sales and            May,
                                    Marketing                             1997

Jeffrey A. Edwards        52        Chief Financial Officer and           May,
                                    Secretary                             1997


     On December 31, 1997, Ronald G. Nutting retired from his positions as Vice President and Secretary. On January 21, 1998, Richard A Kreitzberg resigned as a director and on February 5, 1998, Joseph J. Barclay resigned as a director. On April 2, 1998, Bryan L. Holland's employment as Vice President-Manufacturing was terminated.

     Directors hold office for a period of one year from their election at the annual meeting of stockholders and until their successors are duly elected and qualified. Officers of the Company are elected by, and serve at the discretion of, the Board of Directors. None of the above individuals has any family relationship with any other. Directors not employed by the Company receive $1,000 each for attending Board of Directors' meetings and $2,500 annually and are reimbursed for out-of-pocket expenses.

Background

     The following is a summary of the business experience of each executive officer and director of the Company for at least the last five years:

Michael L. DeBonny was Chairman of the Board of Directors and Chief Executive Officer of the Company from closing of the Company's merger with OMNI International Rail Products, Inc., ("OMNI") on April 30, 1997 through March 31, 1998. He had been Chairman of the Board of Directors and CEO of OMNI from April, 1994 to the closing. Mr. DeBonny relinquished the title and responsibilities of Chairman of the Board of Directors as of March 31, 1998, but continues as Chief Executive Officer. Prior to the acquisition of OMNI in April 1994, Mr. DeBonny was president of BHP Rail Products, Inc. and BHP Rail Products (Canada), Ltd., both divisions of Broken Hill Proprietary Co., Ltd. Mr. DeBonny is a Certified Public Accountant and holds B.B.A. and MBA degrees from the University of Portland.

Edward S. Smith became Chairman of the Board of Directors as of March 31, 1998. He has been a director of the Company since closing of the Company's merger with OMNI on April 30, 1997 and had been a director of OMNI from 1994 to the closing of the merger. Mr. Smith is President/Owner of Ted Smith & Company. He is the former chairman and Chief Executive Officer of Omark Industries, Inc., an international manufacturer of cutting chain for chain saws, hydraulic log loaders and sporting ammunition. His business activity during the last five years has been concentrated on private investing and board memberships. Currently he serves on the Board of Directors of Georgia Gulf Corporation and Expert Systems Publishing Company.

John E. Hart has been a director of the Company since closing of the merger with OMNI on April 30, 1997. Prior to the Company's merger with OMNI, he had been general counsel to the Company since October 1993 and its Secretary and Treasurer since June, 1994. From 1985 to 1994 he was engaged in the private practice of law. He resumed his law practice in May, 1997. Mr. Hart holds a JD degree from the University of Southern California and a BA degree from the University of Redlands.

Robert E. Tuzik has been Vice President - Sales and Marketing of the Company since closing of the Company's merger with OMNI on April 30, 1997. He had been Vice President - Sales and Marketing from 1996 to the closing of the merger. From 1995 to 1996 he owned and operated Talus Associates, specializing in railway marketing and media relations. Prior to that he spent six years as engineering editor of Railway Track and Structures, a railroad engineering journal. Mr. Tuzik holds a BA in English and MS in Journalism from the University of Illinois at Chicago and Northwestern University.




Jeffrey A. Edwards has been Chief Financial Officer of the Company since closing of the Company's merger with OMNI on April 30, 1997. He had been Chief Financial
Officer of OMNI from January 1997 to closing of the merger. From 1992 to 1997 he operated Profit Technology Systems doing financial and management consulting.
Prior to that he spent four years as  Division  Finance  Director  with  Wendy's
International . He is a Certified Public Accountant and holds a BS degree in Finance from the University of Oregon and an MBA from Portland State University.

Executive Compensation

     The following table sets forth certain information concerning compensation paid to the Company's executive officers for the years ended April 30, 1995, 1996 and 1997, respectively.

                                             Summary Compensation Table
                                                                                                      Long-Term
                               Annual Compensation                                                   Compensation
                               --------------------------------------------------------        -------------------------
                                                                   Other
                               Year                                Annual
                               Ended                               Compen-        Options          LTIP      All other
Name and Principal Position    April 30     Salary      Bonus      sation         SARs             Payments  Comp.
---------------------------    --------     ------      -----      ------         ----             --------  -----

Michael L. DeBonny             1997         151,814       0           0           618,144          0         0
CEO, President                 1996         120,918     8,026         0              0             0         0
and Treasurer                  1995         120,457       0           0           324,525          0         0

Ronald G. Nutting              1997         106,544       0           0              0             0         0
Executive Vice President       1996          88,179     5,538         0              0             0         0
and Secretary                  1995          87,803       0           0              0             0         0


Proposal to Approve the Company's Amended and Restated 1994 Stock Option Plan

     In January 1994, the Company adopted its 1994 Stock Option Plan (the "Plan"), which provides for the grant to employees, officers, directors and consultants of options to purchase up to 400,000 shares of Common Stock, consisting of both "incentive stock options" within the meaning of Section 422A of the United States Internal Revenue Code of 1986 (the "Code") and "non-qualified" options. Incentive stock options are issuable only to employees of the Company, while non-qualified options may be issued to non-employee directors, consultants and others, as well as to employees of the Company. Pursuant to the Agreement for Merger with OMNI Products, Inc. which closed April 30, 1997, the Company proposes approval of the Amended and Restated 1994 Stock Option Plan ("Amended Plan"). The Amended Plan increases the number of shares of Common Stock reserved for issuance under the Plan to 3,000,000 shares. In addition, the Amended Plan reserves for issuance under the plan 500,000 shares of Series B Preferred Stock. (collectively, "Stock")

     The Plan is administered by the Board of Directors, which determines those individuals who shall receive options, the time period during which the options may be partially or fully exercised, the number of shares of Stock that may be purchased under each option and the option price.

     The per share exercise price of the Stock subject to an incentive stock option may not be less than the fair market value of the Stock on the date the option is granted. The per share exercise price of the Stock subject to a non-qualified option is established by the Board of Directors. No employee may be granted in any fiscal year of the Company options to purchase more than 200,000 shares. No person who owns, directly or indirectly, at the time of the granting of an incentive stock option to him, more than 10% of the total combined voting power of all classes of stock of the Company is eligible to receive any incentive stock options under the Plan unless the option price is at least 110% of the fair market value of the Stock subject to the option, determined on the date of grant. Nonqualified options are not subject to these limitations.

     No incentive stock option may be transferred by an optionee other than by will or the laws of descent and distribution, and during the lifetime of an optionee, the option will be exercisable only by him or her. In the event of termination of employment other than by death or disability, the optionee will have three months after such termination during which he or she can exercise the option. Upon termination of employment of an optionee by reason of death or permanent total disability, his or her option remains exercisable for one year thereafter to the extent it was exercisable on the date of such termination. No similar limitation applies to non-qualified options.

     Options under the Plan must be granted within ten years from the effective date of the Plan. The incentive stock options granted under the Plan cannot be exercised more than ten years from the date of grant except that incentive stock options issued to 10% or greater stockholders are limited to five year terms. All options granted under the Plan provide for the payment of the exercise price in cash or by delivery to the Company of shares of Stock already owned by the optionee having a fair market value equal to the exercise price of the options being exercised, or by a combination of such methods of payment. Therefore, an optionee may be able to tender shares of Stock to purchase additional shares of Stock and may theoretically exercise all of his stock options with no additional investment other than his original shares. Any unexercised options that expire or that terminate upon any optionee ceasing to be an officer, director or an employee of the Company become available once again for issuance.

     As of April 1, 1998, options to purchase 2,135,505 shares pf Common Stock have been granted under the Plan, of which 1,203,567 options have been issued to the Company's executive officers and directors, as follows. None of such options have been exercised.


                           Number                Exercise
       Name            Options Granted             Price                Expiration Date
       ----            ---------------             -----                ---------------

Michael L. DeBonny         942,670 (1)        $0.775, average       From 2/3/00 to 4/30/07

Jeffrey A. Edwards         30,907                  $1.00                    8/26/07

John E. Hart               60,000                  $1.00            From 4/30/02 to 8/26/07


                                       7


                           Number                Exercise
       Name            Options Granted             Price                Expiration Date
       ----            ---------------             -----                ---------------

Edward S. Smith            92,722 (1)          $0.755, average       From 2/3/05 to 4/30/07

Robert E. Tuzik            30,907 (1)              $1.05                   11/13/06


(1) Substitute Options issued pursuant to the Agreement for Merger of CMD and OMNI. For no additional consideration, the holder is entitled to .1021606 shares of Series B Preferred Stock for each share of Common Stock purchsed under the option.

     The Company's Board of Directors recommends that the shareholders approve the Amended and Restated 1994 Stock Option Plan. The Board of Directors believes that options issuable under the Plan assist the Company in hiring and retaining officers, directors, key employees and consultants by providing an additional financial incentive to such individuals.

Proposal  to  Approve  the  Company's   Amended  and  Restated   Certificate  of
Incorporation

     The Company's Board of Directors recommends that the shareholders approve the Amended and Restated Certificate of Incorporation ("Restated Certificate"), which increases the authorized number of shares of Stock to 50,000,000 shares of Common Stock and 25,000,000 shares of Preferred Stock. A copy of the Restated Certificate is attached hereto.

                              CERTAIN TRANSACTIONS

In February, 1997, three OMNI directors (Messrs. DeBonny, Kreitzberg and Smith) purchased shares in OMNI for a total of $99,617 at $3.50 per share. Simultaneously, put agreements were executed requiring the Company to purchase those shares at a price equivalent to $4.00 per share 120 days following the investment. Mr. Kreitzberg exercised his put and his shares were repurchased in June, 1997. The put agreements with Messrs. DeBonny and Smith have been extended on two occasions and the put price adjusted. Currently, they have deferred exercise of the puts until April 2, 1999. The price of the put will be adjusted to reflect an 11% per annum return on the investment.

In March, 1997, OMNI entered into a short term equipment rental agreement with one of its directors, Edward S. Smith. As an accommodation, Mr. Smith purchased three sets of forms for production of certain concrete crossings at a cost of $94,820. The forms are currently rented to OMNI month to month at a monthly rental of $1,580.33.

In June, 1997, the Company entered into an agreement with John E. Hart to provide certain consulting, investor relations and legal services. The agreement provides for a retainer of $2,500 per month which covers up to twenty-five hours of services. In addition, in connection with a proposed transaction with a German company, Mr. Hart provided services in connection with negotiations and documentation of the transaction, on a flat fee basis which included an option to purchase 10,000 shares of the Company's Common Stock at $1.00 per share.

As a condition of the merger transaction with OMNI, the Company entered into agreements with Messrs. Hart and Gangemi to exchange all of their Series A preferred stock (60,000 and 750,000 shares respectively) for 20,000 and 250,000 shares, respectively, of Series B preferred stock.

Management is of the opinion that all transactions described above between the Company and its officers, directors or stockholders were on terms at least as fair to the Company as had the transactions been concluded with an unaffiliated party. All material transactions effected in the future between the Company and its officers, directors and principal stockholders will be subject to approval by a majority of the Company's outside directors not having an interest in the transaction.

                  RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTS

     KPMG Peat Marwick LLP conducted the audit of the Company's financial statements for the year ended April 30, 1997. It is the Company's understanding that this firm is obligated to maintain audit independence as prescribed by the accounting profession and certain requirements of the Securities and Exchange Commission. As a result, the directors of the Company do not specifically approve, in advance, non-audit services provided by the firm, nor do they consider the effect, if any, of such services on audit independence.

                                 OTHER BUSINESS

     Management of the Company is not aware of any other matters which are to be presented to the Annual Meeting, nor has it been advised that other persons will present any such matters. However, if other matters properly come before the meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his best judgment.

     The above notice and Proxy Statement are sent by order of the Board of Directors.

                                             Michael L. DeBonny
                                             Chief Executive Officer

April __, 1998

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                      PROXY
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                       CREATIVE MEDICAL DEVELOPMENT, INC.
                            TO BE HELD APRIL 29, 1998


     The undersigned hereby appoints Edward S. Smith or John E. Hart as the lawful agent and Proxy of the undersigned (with all the powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of Common Stock and Series B Preferred Stock of Creative Medical Development, Inc. held of record by the undersigned on March 31, 1998, at the Annual Meeting of Shareholders to be held April 29, 1998, or any adjournment or postponement thereof.

     1. ELECTION OF DIRECTORS

     _____ FOR the election as a director of all nominees listed below (except as marked to the contrary below).

     _____     WITHHOLD AUTHORITY to vote for all nominees listed below:


     NOMINEES: Michael L. DeBonny, John E. Hart, Edward S. Smith

INSTRUCTION: To withhold authority to vote for individual nominees, write their names in the space provided below.

--------------------------------------------------------------------------------

     2. To approve the Company's Amended and Restated 1994 Stock Option Plan.

         FOR _____                 AGAINST ____          WITHHOLD VOTE _____

     3.  To  approve  the  Company's   Amended  and  Restated   Certificate   of
Incorporation.

         FOR _____                 AGAINST ____          WITHHOLD VOTE _____

     4. In his discretion, the Proxy is authorized to vote upon any matters which may properly come before the Annual Meeting, or any adjournment or postponement thereof.

     It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS NAMED IN ITEM 1 ABOVE AND FOR THE PROPOSALS SET FORTH IN ITEMS 2 AND 3, ABOVE.

     The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said Proxy may do by virtue hereof.

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Dated:                                    --------------------------------------
                                          Signature

PLEASE MARK, SIGN, DATE AND
RETURN THE PROXY CARD
PROMPTLY USING THE ENCLOSED
ENVELOPE.                                 --------------------------------------
                                          Signature, if held jointly

     PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OF SHAREHOLDERS. _____

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                       CREATIVE MEDICAL DEVELOPMENT, INC.


     The following Amended and restated Certificate of Incorporation of Creative Medical Development, Inc. originally incorporated on June 1, 1993 which amends and supersedes the heretofore existing Certificate of Incorporation including all amendments made thereto was duly adopted by the stockholders of the Corporation.

     FIRST: The name of the corporation is Creative Medical Development, Inc.

     SECOND: The registered office of the corporation is located at 1209 Orange Street, County of New Castle, Wilmington, DE 19801. The name of its registered agent at that address is The Corporation Trust Company.

     THIRD: The purpose of the corporation is to engage in any lawful activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

     FOURTH:

     A. The corporation may issue a total of seventy five million (75,000,000) shares of stock, of which twenty five million (25,000,000) shares shall be preferred stock, $.01 par value, and fifty million (50,000,000) shares shall be common stock, $.01 par value.

     B. The Board of Directors is authorized, subject to limitations prescribed by law and the provisions of this Article FOURTH, to provide for issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series and the voting powers thereof, full or limited, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

     The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

          1. The number of shares constituting that series and the distinctive designation of that series;

          2. The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

          3. Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

          4. Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

          5. Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

          6. Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

          7. The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series; and

          8. Any other relative rights, preferences and limitations of that series.

     C. One million (1,000,000) shares of preferred stock are designated Series B Preferred Stock with the following powers, preferences and rights:

          1. The Series B Preferred Stock will be automatically converted into common stock of the corporation if the corporation reports gross annual revenues of $20,000,000 or annual pre-tax earnings of $1,500,000 during either the fiscal year ending in 1998 or the fiscal year ending in 1999. If, after the reporting of annual revenues and earnings for the fiscal year ending in 1999, the conversion has not occurred, the Class B Preferred Stock will be deemed canceled and of no further force or effect.

          2. Each share of Series B Preferred Stock, until converted or canceled, has voting rights equivalent to one share of common stock of the corporation.

          3. The Series B Preferred Stock has no liquidation preferences or dividend rights.

     FIFTH: Election of directors need not be by written ballot except and to the extent provided in the by-laws of the corporation.

     SIXTH: The Board of Directors of the Corporation is expressly authorized to make, alter, amend, change, add to or repeal the by-laws of the corporation, but the stockholders may make additional by-laws and may alter or repeal any by-law whether adopted by them or otherwise.

     SEVENTH: The corporation shall indemnify to the fullest extent permitted by law any person made or threatened to be made a party to any action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, his testator or intestate is or was a director, officer or employee of the corporation or any predecessor of the corporation or serves or served any other enterprise as a director, officer or employee at the request of the corporation or any predecessor of the corporation.

     EIGHTH: To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same now exists or may hereafter be amended in a manner more favorable to directors, a director of the corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

     NINTH: Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under Section 279 of Title 8 of the Delaware Code, order a meeting of creditors or class of creditors and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors and/or on all the stockholders or class of stockholders of this corporation, as the case may be, and also on this corporation.

     TENTH: The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors and officers are subject to this reserved power.

     Executed this 29th day of April 1998.


                                                 -------------------------------
                                                 Michael L. DeBonny
                                                 Chief Executive Officer

                       CREATIVE MEDICAL DEVELOPMENT, INC.

                   AMENDED AND RESTATED 1994 STOCK OPTION PLAN


     1. Purposes of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business.

     Options granted hereunder may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or "nonqualified stock options," at the discretion of the Board and as reflected in the terms of the written option agreement. In addition, shares of the Company's Common Stock may be Sold hereunder independent of any Option grant.

     2. Definitions. As used herein, the following definitions shall apply:

          (a) "Administrator" shall mean the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4.(a) of the Plan.

          (b) "Board" shall mean the Board of Directors of the Company.

          (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (d) "Committee" shall mean a committee appointed by the Board in accordance with Section of the Plan.

          (e) "Common Stock" shall mean the Common Stock of the Company.

          (f) "Company" shall mean Creative Medical Development, Inc., a Delaware corporation.

          (g) "Consultant" shall mean any person who is engaged by the Company or any Parent or Subsidiary to render consulting services and is compensated for such consulting services and any Director of the Company whether compensated for such services or not.

          (h) "Continuous Status as an Employee or Consultant" shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be



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1 - AMENDED AND RESTATED 1994 STOCK OPTION PLAN (Creative  Medical  Development,
    Inc.)

considered interrupted in the case of: (i) any sick leave, military leave, or any other leave of absence approved by the Company; provided, however, that for purposes of Incentive Stock Options, any such leave is for a period of not more than ninety days or reemployment upon the expiration of such leave is guaranteed by contract or statute, provided, further, that on the ninety-first day of such leave (where re-employment is not guaranteed by contract or statute) the Optionee's Incentive Stock Option shall automatically convert to a Nonqualified Stock Option; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

          (i) "Director" shall mean a member of the Board.

          (j) "Disability" shall mean total and permanent disability as defined in Section 22(e)(3) of the Code.

          (k) "Employee" shall mean any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary. Neither the payment of a director's fee by the Company nor service as a Director shall be sufficient to constitute "employment" by the Company.

          (l) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (m) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

               (i) If the Common Stock or Preferred Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or the Nasdaq SmallCap Market of the Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock or Preferred Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of Shares of Common Stock and Preferred Stock shall be the mean between the high bid and low asked prices for the Common Stock and Preferred Stock, respectively, on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;



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2 - AMENDED AND RESTATED 1994 STOCK OPTION PLAN (Creative  Medical  Development,
    Inc.)

               (iii) In the absence of an established market for the Common Stock or Preferred Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (n) "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (o) "Nonqualified Stock Option" shall mean an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (p) "Notice of Grant" shall mean a written notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

          (q) "Officer" shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (r) "Option" shall mean a stock option granted pursuant to the Plan.

          (s) "Option Agreement" shall mean a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (t) "Optioned Stock" shall mean the Common Stock or Preferred Stock subject to an Option.

          (u) "Optionee" shall mean an Employee or Consultant who receives an Option.

          (v) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (w) "Plan"  shall mean this  Amended and  Restated  1994 Stock  Option
Plan.

          (x) "Preferred Stock" shall mean the Series B Preferred Stock of the Company.



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3 - AMENDED AND RESTATED 1994 STOCK OPTION PLAN (Creative  Medical  Development,
    Inc.)

          (y) "Rule 16b-3" shall mean Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (z) "Sale" or "Sold" shall include, with respect to the sale of Shares under the Plan, the sale of Shares for consideration in the form of cash or notes, as well as a grant of Shares for consideration in the form of past or future services.

          (aa) "Share" shall mean a share of the Common Stock or Preferred Stock, as adjusted in accordance with Section of the Plan.

          (ab) "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Stock Subject to the Plan. Subject to the provisions of Section of the Plan, the maximum aggregate number of Shares which may be optioned and/or Sold under the Plan is 3,000,000 shares of Common Stock and 500,000 shares of Preferred Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future Option grants and/or Sales under the Plan; provided, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

     4. Administration of the Plan.

          (a) Procedure.

               (i) Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

               (ii) Administration With Respect to Directors and Officers Subject to Section 16(b). With respect to Option grants made to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3, or (B) a Committee designated by the Board



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4 - AMENDED AND RESTATED 1994 STOCK OPTION PLAN (Creative  Medical  Development,
    Inc.)

to administer the Plan, which Committee shall be constituted to comply with the rules, if any, governing a plan intended to qualify as a discretionary plan under Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules, if any, governing a plan intended to qualify as a discretionary plan under Rule 16b-3. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b- 3. To the extent any provision of the Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator.

               (iii) Administration With Respect to Other Persons. With respect to Option grants made to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted to satisfy the legal requirements relating to the administration of stock option plans under applicable corporate and securities laws and the Code. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code.

          (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i) to grant Incentive Stock Options in accordance with Section 422 of the Code, or Nonqualified Stock Options;

               (ii) to authorize Sales of Shares of Common or Preferred Stock hereunder;

               (iii) to determine, upon review of relevant information, the Fair Market Value of the Common or Preferred Stock;



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5 - AMENDED AND RESTATED 1994 STOCK OPTION PLAN (Creative  Medical  Development,
    Inc.)

               (iv) to determine the exercise/purchase price per Share of Options to be granted or Shares to be Sold, which exercise/purchase price shall be determined in accordance with Section of the Plan;

               (v) to determine the Employees or Consultants to whom, and the time or times at which, Options shall be granted and the number of Shares to be represented by each Option;

               (vi) to determine the Employees or Consultants to whom, and the time or times at which, Shares shall be Sold and the number of Shares to be Sold;

               (vii) to interpret the Plan;

               (viii) to prescribe, amend and rescind rules and regulations relating to the Plan;

               (ix) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option;

               (x) to determine the terms and provisions of each Sale of Shares (which need not be identical) and, with the consent of the purchaser thereof, modify or amend each Sale;

               (xi) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option;

               (xii) to accelerate or defer (with the consent of the Optionee or purchaser of Shares) the vesting restrictions applicable to Shares Sold under the Plan or pursuant to Options granted under the Plan;

               (xiii) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option or Sale of Shares previously granted or authorized by the Board;

               (xiv)  to  determine  the   restrictions  on  transfer,   vesting
restrictions, repurchase rights, or other restrictions applicable to Shares issued under the Plan;

               (xv) to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding Options under the Plan and to grant in substitution therefor new Options under



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6 - AMENDED AND RESTATED 1994 STOCK OPTION PLAN (Creative  Medical  Development,
    Inc.)

the Plan covering the same or different numbers of Shares, but having an Option price per Share consistent with the provisions of Section of this Plan as of the date of the new Option grant;

               (xvi) to establish, on a case-by-case basis, different terms and conditions pertaining to exercise or vesting rights upon termination of employment, whether at the time of an Option grant or Sale of Shares, or thereafter;

               (xvii) to approve forms of agreement for use under the Plan;

               (xviii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common or Preferred Stock covered by such Option shall have declined since the date the Option was granted;

               (xix) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(f) instead of Common or Preferred Stock; and

               (xx) to make all other determinations deemed necessary or advisable for the administration of the Plan.

          (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options granted under the Plan or Shares Sold under the Plan.

     5. Eligibility.

          (a) Persons Eligible. Options may be granted and/or Shares Sold only to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option or Sold Shares may, if he or she is otherwise eligible, be granted an additional Option or Options or Sold additional Shares.

          (b) ISO  Limitation.  To the extent  that the  aggregate  Fair  Market
Value: (i) of Shares subject to an Optionee's Incentive Stock Options granted by the Company, any Parent or Subsidiary, which (ii) become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.



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7 - AMENDED AND RESTATED 1994 STOCK OPTION PLAN (Creative  Medical  Development,
    Inc.)

          (c) Section Limitations. Section of the Plan shall apply only to an Incentive Stock Option evidenced by an Option Agreement which sets forth the intention of the Company and the Optionee that such Option shall qualify as an Incentive Stock Option. Section of the Plan shall not apply to any Option evidenced by a Option Agreement which sets forth the intention of the Company and the Optionee that such Option shall be a Nonqualified Stock Option.

          (d) No Right to Continued Employment. The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

          (e) Other Limitations. The following limitations shall apply to grants of Options to Employees:

               (i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 200,000 Shares.

               (ii) In connection with his or her initial employment, an Employee may be granted Options to purchase up to an additional 200,000 Shares which shall not count against the limit set forth in subsection (i) above.

               (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 11.

               (iv) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 11), the canceled Option shall be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

     6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section of the Plan. It shall continue in effect for a term of ten (10) years, unless sooner terminated under Section of the Plan.

     7. Term of Option. The term of each Option shall be stated in the Notice of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may



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8 - AMENDED AND RESTATED 1994 STOCK OPTION PLAN (Creative  Medical  Development,
    Inc.)

be provided in the Notice of Grant. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Notice of Grant.

     8. Exercise/Purchase Price and Consideration.

          (a) Exercise/Purchase Price. The per-Share exercise/purchase price for the Shares to be issued pursuant to exercise of an Option or a Sale shall be such price as is determined by the Administrator, but shall be subject to the following:

               (i) In the case of an Incentive Stock Option

                    (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of the grant.

                    (B) granted to any other Employee, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Nonqualified Stock Option or Sale, the per Share exercise/purchase price shall be determined by the Administrator.

               (iii) Any determination to establish an Option exercise price or effect a Sale of Common or Preferred Stock at less than Fair Market Value on the date of the Option grant or authorization of Sale shall be accompanied by an express finding by the Administrator specifying that the sale is in the best interest of the Company, and specifying both the Fair Market Value and the Option exercise price or Sale price of the Common or Preferred Stock.

          (b) Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option or pursuant to a Sale, including the method of payment, shall be determined by the Administrator. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist of:



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    Inc.)

               (i) cash;

               (ii) check;

               (iii) promissory note;

               (iv) transfer to the Company of Shares which

                    (A) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and

                    (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares to be acquired;

               (v) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price;

               (vi) such other consideration and method of payment for the issuance of Shares to the extent permitted by legal requirements relating to the administration of stock option plans and issuances of capital stock under applicable corporate and securities laws and the Code; or

               (vii) any combination of the foregoing methods of payment.

     If the Fair Market Value of the number of whole Shares transferred or the number of whole Shares surrendered is less than the total exercise price of the Option, the shortfall must be made up in cash or by check. Notwithstanding the foregoing provisions of this Section 8.(b), the consideration for Shares to be issued pursuant to a Sale may not include, in whole or in part, the consideration set forth in subsections (iv) and (v) above.

     9. Exercise of Option.

          (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

          An Option may not be exercised for a fraction of a Share.



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10 - AMENDED AND RESTATED 1994 STOCK OPTION PLAN (Creative Medical  Development,
     Inc.)

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under the Option Agreement and
Section 8.(b) of the Plan. Each Optionee who exercises an Option shall, upon notification of the amount due (if any) and prior to or concurrent with delivery of the certificate representing the Shares, pay to the Company amounts necessary to satisfy applicable federal, state and local tax withholding requirements. An Optionee must also provide a duly executed copy of any stock transfer agreement then in effect and determined to be applicable by the Administrator. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock represented by such stock certificate, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Employment or Consulting Relationship. In the event that an Optionee's Continuous Status as an Employee or Consultant terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within such period of time as is determined by the Administrator, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the case of an Incentive Stock Option, the Administrator shall determine such period of time (in no event to exceed three (3) months from the date of termination) when the Option is granted. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option with the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (c) Disability of Optionee. In the event that an Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent



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11 - AMENDED AND RESTATED 1994 STOCK OPTION PLAN (Creative Medical  Development,
     Inc.)

that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (e) Rule 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          (f) Buyout Provisions. The Administrator may at any time offer to buy out, in whole or in part, for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     10. Nontransferability of Options. Except as otherwise specifically provided in the Option Agreement, an Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will, or by the laws of descent and distribution, and may be exercised during the lifetime of the Optionee only by the Optionee or, if incapacitated, by his or her legal guardian or legal representative.

     11. Adjustments Upon Changes in Capitalization or Merger.

          (a) Changes in Capitalization: Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and the number of shares of Common Stock which have been



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12 - AMENDED AND RESTATED 1994 STOCK OPTION PLAN (Creative Medical  Development,
     Inc.)

authorized for issuance under the Plan but as to which no Options have yet been granted or Sales made or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common or Preferred Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common or Preferred Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common or Preferred Stock, or any other increase or decrease in the number of issued shares of Common or Preferred Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common or Preferred Stock subject to an Option.

          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, each outstanding Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

          (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a Parent or Subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Administrator makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice or such shorter period as the Administrator may specify in the notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash,



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13 - AMENDED AND RESTATED 1994 STOCK OPTION PLAN (Creative Medical  Development,
     Inc.)

or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation and the Optionee, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common or Preferred Stock in the merger or sale of assets.

     12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option. Notice of the determination shall be given to each Optionee within a reasonable time after the date of such grant.

     13. Amendment and Termination of the Plan.

          (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable.

          (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

          (c) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

     14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option or a Sale unless the exercise of such Option or consummation of the Sale and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, applicable state securities



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14 - AMENDED AND RESTATED 1994 STOCK OPTION PLAN (Creative Medical  Development,
     Inc.)

laws, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange (including NASDAQ) upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     16. Liability of Company.

          (a) Inability to Obtain Authority. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

          As a condition to the exercise of an Option or a Sale, the Company may require the person exercising such Option or to whom Shares are being Sold to represent and warrant at the time of any such exercise or Sale that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

          (b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 13 of the Plan.

     17. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.



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15 - AMENDED AND RESTATED 1994 STOCK OPTION PLAN (Creative Medical  Development,
     Inc.)